Exhibit 99.2
MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Nine Months Ended June 30,
	2008	2007	2008	2007
Net revenue	$157,086	$178,492	$463,034	$515,518
Operating expenses:
Personnel expense	51,019	54,383	151,522	162,301
Medical supplies expense	44,065	46,593	126,791	137,847
Bad debt expense	10,235	14,585	31,852	42,347
Other operating expenses	29,676	34,561	89,240	101,919
Pre-opening expenses	149	—	643	—
Depreciation	7,517	8,038	22,591	24,488
Amortization	149	126	411	505
Loss on disposal of property, equipment and other assets	225	175	391	1,028

Total operating expenses	143,035	158,461	423,441	470,435

Income from operations	14,051	20,031	39,593	45,083
Other income (expenses):
Interest expense	(3,862)	(5,125)	(11,658)	(18,152)
Loss on early extinguishment of debt	—	—	—	(5,142)
Interest and other income, net	285	1,749	1,942	6,274
Equity in net earnings of unconsolidated affiliates	2,636	1,175	6,842	4,095

Total other expenses, net	(941)	(2,201)	(2,874)	(12,925)

Income from continuing operations before minority interest and income taxes	13,110	17,830	36,719	32,158
Minority interest share of earnings of consolidated subsidiaries	(4,293)	(4,006)	(13,859)	(9,481)

Income from continuing operations before income taxes	8,817	13,824	22,860	22,677
Income tax expense	3,469	5,396	8,917	9,882

Income from continuing operations	5,348	8,428	13,943	12,795
Income (loss) from discontinued operations, net of taxes	6,424	837	6,578	(2,176)

Net income	$11,772	$9,265	$20,521	$10,619

Earnings (loss) per share, basic
Continuing operations	$0.27	$0.40	$0.68	$0.62
Discontinued operations	0.33	0.04	0.32	(0.11)

Earnings (loss) per share, basic	$0.60	$0.44	$1.00	$0.51

Earnings (loss) per share, diluted
Continuing operations	$0.27	$0.38	$0.68	$0.60
Discontinued operations	0.33	0.04	0.32	(0.10)

Earnings (loss) per share, diluted	$0.60	$0.42	$1.00	$0.50

Weighted average number of shares, basic	19,524	21,144	20,415	20,760
Dilutive effect of stock options and restricted stock	107	682	89	650

Weighted average number of shares, diluted	19,631	21,826	20,504	21,410

MEDCATH CORPORATION
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	June 30,	September 30,
	2008	2007
	(Unaudited)
Current assets:
Cash and cash equivalents	$120,810	$140,276
Accounts receivable, net	92,823	85,943
Income tax receivable	953	—
Medical supplies	15,763	13,928
Deferred income tax assets	14,236	12,389
Prepaid expenses and other current assets	5,294	6,197
Current assets of discontinued operations	22,402	22,832

Total current assets	272,281	281,565
Property and equipment, net	290,929	270,663
Investments in affiliates	15,618	5,718
Goodwill	58,098	62,740
Other intangible assets, net	6,213	6,448
Other assets	6,133	6,531
Long-term assets of discontinued operations	—	44,902

Total assets	$649,272	$678,567

Current liabilities:
Accounts payable	$34,227	$30,933
Income tax payable	—	10,552
Accrued compensation and benefits	17,115	18,567
Other accrued liabilities	16,676	13,421
Current portion of long-term debt and obligations under capital leases	106,822	4,089
Current liabilities of discontinued operations	18,732	24,962

Total current liabilities	193,572	102,524
Long-term debt	41,546	146,398
Obligations under capital leases	2,295	1,793
Deferred income tax liabilities	11,952	12,018
Other long-term obligations	412	460
Long-term liabilities of discontinued components	—	13

Total liabilities	249,777	263,206

Minority interest in equity of consolidated subsidiaries	28,332	29,737

Stockholders’ equity:
Preferred stock, $0.01 par value, 10,000,000 shares authorized; none issued	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 21,535,806 issued and 19,581,445 outstanding at June 30, 2008; 21,271,144 issued and 21,202,244 outstanding at September 30, 2007	215	213
Paid-in capital	457,513	447,688
Accumulated deficit	(41,607)	(61,821)
Accumulated other comprehensive loss	(161)	(62)
Treasury stock, at cost; 68,900 shares at September 30, 2007 1,954,361 shares at June 30, 2008	(44,797)	(394)

Total stockholders’ equity	371,163	385,624

Total liabilities and stockholders’ equity	$649,272	$678,567

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)
(Unaudited)

	Three Months Ended June 30,			Nine Months Ended June 30,
	2008	2007	% Change	2008	2007	% Change
Statement of Operations Data:
Net revenue	$157,086	$178,492	(12.0)%	$463,034	$515,518	(10.2)%
Adjusted EBITDA (1)	$23,632	$29,071	(18.7)%	$69,092	$74,931	(7.8)%
Income from operations	$14,051	$20,031	(29.9)%	$39,593	$45,083	(12.2)%
Income from continuing operations	$5,348	$8,428	(36.5)%	$13,943	$12,795	9.0%
Earnings per share from continuing operations, basic	$0.27	$0.40	(32.5)%	$0.68	$0.62	9.7%
Earnings per share from continuing operations, diluted	$0.27	$0.38	(28.9)%	$0.68	$0.60	13.3%

(1)	See Supplemental Financial Disclosure—Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

	Three Months Ended June 30,			Nine Months Ended June 30,
	2008	2007	% Change	2008	2007	% Change
Selected Operating Data (a):
Number of hospitals	7	8		7	8
Licensed beds ( c )	509	533		509	533
Staffed and available beds ( d )	449	516		449	516
Admissions ( e )	7,384	9,455	(21.9)%	22,380	28,265	(20.8)%
Adjusted admissions ( f )	10,341	12,997	(20.4)%	30,979	38,708	(20.0)%
Patient days ( g )	27,132	31,153	(12.9)%	81,853	95,920	(14.7)%
Adjusted patient days ( h )	38,105	42,564	(10.5)%	113,790	130,585	(12.9)%
Average length of stay (days) ( i )	3.67	3.29	11.6%	3.66	3.39	8.0%
Occupancy ( j )	66.4%	66.3%		66.5%	68.1%
Inpatient catheterization procedures ( k )	3,961	4,738	(16.4)%	12,244	14,022	(12.7)%
Inpatient surgical procedures ( l )	2,260	2,608	(13.3)%	6,332	7,518	(15.8)%
Hospital net revenue	$144,676	$166,349	(13.0)%	$426,300	$474,336	(10.1)%

Selected Operating Data — Same Facility (a):
Number of hospitals	7	7		7	7
Licensed beds ( c )	509	421		509	421
Staffed and available beds ( d )	449	404		449	404
Admissions ( e )	7,384	7,759	(4.8)%	22,380	22,779	(1.8)%
Adjusted admissions ( f )	10,341	10,238	1.0%	30,979	29,767	4.1%
Patient days ( g )	27,132	26,397	2.8%	81,853	80,304	1.9%
Adjusted patient days ( h )	38,105	34,827	9.4%	113,790	105,133	8.2%
Average length of stay (days) ( i )	3.67	3.40	7.9%	3.66	3.53	3.7%
Occupancy ( j )	66.4%	71.8%		66.5%	72.8%
Inpatient catheterization procedures ( k )	3,961	4,530	(12.6)%	12,244	13,396	(8.6)%
Inpatient surgical procedures ( l )	2,260	2,126	6.3%	6,332	6,076	4.2%
Hospital net revenue	$144,676	$147,670	(2.0)%	$426,300	$413,324	3.1%

Combined Operating Data (b):
Number of hospitals	9	9		9	9
Licensed beds ( c )	676	588		676	588
Staffed and available beds ( d )	612	571		612	571
Admissions ( e )	9,879	10,381	(4.8)%	30,179	31,095	(2.9)%
Adjusted admissions ( f )	14,512	14,063	3.2%	43,838	41,914	4.6%
Patient days ( g )	34,819	34,530	0.8%	106,614	106,492	0.1%
Adjusted patient days ( h )	50,722	46,453	9.2%	153,697	142,561	7.8%
Average length of stay (days) ( i )	3.52	3.33	5.7%	3.53	3.42	3.2%
Occupancy ( j )	62.5%	66.5%		63.6%	68.3%
Inpatient catheterization procedures ( k )	4,814	5,312	(9.4)%	14,624	15,839	(7.7)%
Inpatient surgical procedures ( l )	2,842	2,865	(0.8)%	8,287	8,292	(0.1)%
Hospital net revenue	$183,446	$181,979	0.8%	$545,892	$524,456	4.1%

(a)	Selected operating data includes consolidated hospitals in operation as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements. Same facility for all periods presented excludes Harlingen Medical Center.

(b)	Combined operating data includes hospitals in operation as of the end of the period reported in continuing operations including hospitals which are accounted for using the equity method in our consolidated financial statements.

(c)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(d)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(e)	Admissions represent the number of patients admitted for inpatient treatment.

(f)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(g)	Patient days represent the total number of days of care provided to inpatients.

(h)	Adjusted patient days is a general measure of combined inpatient and outpatient volume. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(i)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(j)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

(k)	Inpatients with a catheterization procedure represent the number of inpatients with a procedure performed in one of the hospitals’ catheterization labs during the period.

(l)	Inpatient surgical procedures represent the number of surgical procedures performed on inpatients during the period.

MEDCATH CORPORATION
SUPPLEMENTAL FINANCIAL DISCLOSURE — RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
     The following table reconciles Adjusted EBITDA with MedCath’s income from continuing operations as derived directly from MedCath’s consolidated financial statements for the three and nine months ended June 30, 2008 and 2007.

	Three Months Ended June 30,		Nine Months Ended June 30,
	2008	2007	2008	2007
	(in thousands)		(in thousands)
Income from continuing operations	$5,348	$8,428	$13,943	$12,795
Add:
Income tax expense	3,469	5,396	8,917	9,882
Minority interest share of earnings of consolidated subsidiaries	4,293	4,006	13,859	9,481
Equity in net earnings of unconsolidated affiliates	(2,636)	(1,175)	(6,842)	(4,095)
Interest and other income, net	(285)	(1,749)	(1,942)	(6,274)
Loss on early extinguishment of debt	—	—	—	5,142
Interest expense	3,862	5,125	11,658	18,152
Loss on disposal of property, equipment and other assets	225	175	391	1,028
Amortization	149	126	411	505
Depreciation	7,517	8,038	22,591	24,488
Pre-opening expenses	149	—	643	—
Share-based compensation expense	1,541	701	5,463	3,827

Adjusted EBITDA	$23,632	$29,071	$69,092	$74,931

     The following table presents MedCath’s condensed consolidated statement of operations data for the three and nine months ended June 30, 2007 on a proforma basis to reflect the reclassification of Harlingen Medical Center from a consolidated subsidiary to an equity method investment.

	Three Months Ended June 30,				Nine Months Ended June 30,
		Adjustments to				Adjustments to
	2007	Deconsolidate	2007		2007	Deconsolidate	2007
	(Actual)	HMC	(Pro Forma)	2008	(Actual)	HMC	(Pro Forma)	2008
	(in thousands)				(in thousands)
Net Revenue	$178,492	$(18,679)	$159,813	$157,086	$515,518	$(61,012)	$454,506	$463,034
Income from operations	20,031	1,223	21,254	14,051	45,083	(2,321)	42,762	39,593
Income from continuing operations before minority interest and income taxes	17,830	1,680	19,510	13,110	32,158	1,191	33,349	36,719
Income from continuing operations before income taxes	13,824	1,680	15,504	8,817	22,677	1,191	23,868	22,860
Income from continuing operations	8,428	1,680	10,108	5,348	12,795	1,191	13,986	13,943

Net income (loss)	$9,265	$1,680	$10,945	$11,772	$10,619	$1,191	$11,810	$20,521

Earnings (loss) per share, basic	$0.44	$0.08	$0.52	$0.60	$0.51	$0.06	$0.57	$1.00
Earnings (loss) per share, diluted	$0.42	$0.08	$0.50	$0.60	$0.50	$0.06	$0.56	$1.00

Weighted average number of shares, basic	21,144	—	21,144	19,524	20,760	—	20,760	20,415
Dilutive effect of stock options and restricted stock	682	—	682	107	650	—	650	89

Weighted average number of shares, diluted	21,826	—	21,826	19,631	21,410	—	21,410	20,504